UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 8, 2006

GMX RESOURCES INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-32325	73-1534474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Benham Place 9400 North Broadway, Suite 600 Oklahoma City, OK	73114
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(405) 600-0711

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

The following table of ratio of earnings to fixed charges supersedes and replaces the table contained on page 11 of the Prospectus dated July 3, 2006 contained in Registration Statement No. 333-134991.

	Year Ended December 31,					Three Months Ended March 31, 2006
	2001	2002	2003	2004	2005
Ratio of earnings to fixed charges	3.8	*	2.2	2.6	25.7	49.6

* Earnings inadequate to cover fixed charges.

For purposes of determining the ratio of earnings to fixed charges, earnings are defined as income before income taxes, plus fixed charges and amortization of capitalized interest. Fixed charges consist of interest incurred (whether expensed or capitalized) and amortization of deferred financing costs. Our earnings were inadequate to cover fixed charges in 2002 by $767,995.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMX RESOURCES INC.

Date: August 8, 2006	By:	/s/ Ken L. Kenworthy, Sr.
Ken L. Kenworthy, Sr., Chief Financial Officer

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